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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-11453 and 333-67799) of Onyx Acceptance Corporation of our report dated January 26, 2000, relating to the financial statements, which appears in this Form 10-K.

                                                      PricewaterhouseCoopers LLP

Costa Mesa, California

March 28, 2000